SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)



                 FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
                 (Name of Registrant as Specified in its Charter)

                FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

     2)    Form, Schedule or Registration Statement No.:

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     4)    Date Filed:




               FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about the Annual Shareholders' Meeting of Franklin Templeton Limited Duration Income Trust (the "Fund") scheduled for Thursday, September 25, 2008 at 2:00 p.m., Pacific time. These materials discuss the proposal to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we'll vote it as you indicated. If you simply sign, date and return the proxy card, but do not specify a vote on the proposal listed thereon, your proxy will be voted FOR the election of the nominees to the position of Trustee (the "Proposal").

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXY CARDS PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS. RETURNING YOUR PROXY CARD DOES NOT PRECLUDE YOU FROM ATTENDING THE MEETING OR LATER CHANGING YOUR VOTE PRIOR TO ITS BEING CAST.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).










                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, SEPARATE INSTRUCTIONS ARE ENCLOSED.

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               FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

                  NOTICE OF 2008 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting (the "Meeting") of Franklin Templeton Limited Duration Income Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Thursday, September 25, 2008 at 2:00 p.m., Pacific time.

During the Meeting, shareholders of the Fund will vote on the following
Proposal:

o The election of Robert F. Carlson, Sam Ginn, Rupert H. Johnson, Jr. and Larry D. Thompson as Trustees of the Fund, to hold office for the terms specified.

The Board of Trustees has fixed July 22, 2008, as the record date for the determination of shareholders entitled to vote at the Meeting.

                                 By Order of the Board of Trustees,

                                 Karen L. Skidmore
                                 VICE PRESIDENT AND SECRETARY

San Mateo, California
Dated: August 18, 2008














PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.



                      This page intentionally left blank.


               FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

                                 PROXY STATEMENT

?  INFORMATION ABOUT VOTING


   WHO IS ASKING FOR MY VOTE?

   The Trustees (the "Board" or the "Trustees") of Franklin Templeton Limited Duration Income Trust (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), have requested your vote.



   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on July 22, 2008, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each common share of beneficial interest, without par value (the "Common Shares") and each Auction Rate Preferred Share, $25,000 liquidation preference per share (the "Preferred Shares"), of record is entitled to one vote, and each fractional Common Share and Preferred Share is entitled to a proportional fractional vote, on each nominee presented at the Meeting on which such shareholder is entitled to vote. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about August 18, 2008.


   ON WHAT ISSUE AM I BEING ASKED TO VOTE?

   You are being asked to vote on one Proposal:

   o To elect nominees to the position of Trustee for the terms specified. One of the nominees will be voted on solely by holders of Preferred Shares, and the remaining three nominees will be voted on by holders of the outstanding Common Shares and Preferred Shares voting together as a single class.


   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote FOR the election of each of the nominees as Trustees for which you are entitled to vote.


   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don't specify a vote on the Proposal, your shares will be voted FOR the election of the nominees for Trustee.

   MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

   WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

?  THE PROPOSAL: ELECTION OF TRUSTEES

   HOW ARE NOMINEES SELECTED?

   The Board of Trustees of the Fund has a Nominating Committee consisting of Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson, and John B. Wilson, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as "Exhibit A" to this proxy statement.

   WHO ARE THE NOMINEES AND CURRENT MEMBERS OF THE BOARD OF TRUSTEES?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Trustees expire. Robert F. Carlson, Sam Ginn, Rupert H. Johnson, Jr., and Larry D. Thompson have been nominated for three-year terms, set to expire at the 2011 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified or until a Trustee's resignation, retirement, death or removal, whichever is earlier. All of the nominees are currently members of the Board and have previously been elected by shareholders, and Rupert H. Johnson Jr. is an Interested Trustee. In addition, all of the current nominees and the Trustees are also directors and/or trustees of other investment companies within the Franklin Templeton Investments fund complex.

   Pursuant to the Fund's Amended and Restated Agreement and Declaration of Trust, two of the Fund's Trustees are to be elected solely by the holders of the outstanding Preferred Shares, and the remaining Trustees are to be elected by the holders of the outstanding Common Shares and Preferred Shares voting together as a single class. This year Rupert H. Johnson, Jr., has been nominated to be elected by the holders of the outstanding Preferred Shares.

   The Interested Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.0% and 15.9%, respectively, of its outstanding shares as of June 30, 2008. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Senior Vice President and Trustee of the Fund, who are brothers, are the father and uncle, respectively, of Gregory E. Johnson, Vice President of the Fund.

   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named as proxies in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee and Trustee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.


   NOMINEES FOR INDEPENDENT TRUSTEE TO SERVE UNTIL THE 2011 ANNUAL SHAREHOLDERS'
   MEETING:

-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
 NAME, YEAR                          IN FUND
OF BIRTH AND               LENGTH    COMPLEX         OTHER
   ADDRESS                 OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Robert F.     Trustee      Since     122       None
Carlson                    2003
(1928)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Retired; and FORMERLY, Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------
Sam Ginn      Trustee      Since     122       Chevron
(1937)                     2007                Corporation
One Franklin                                   (global energy
Parkway                                        company) and ICO
San Mateo,                                     Global
CA 94403-1906                                  Communications
                                               (Holdings) Limited (satellite
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (telephone holding company) (1993-1998) and Pacific Telesis Groups (cellular communications) (1988-1994).
-----------------------------------------------------------------
Larry D.      Trustee      Since     143       None
Thompson                   2007
(1945)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
-----------------------------------------------------------------

   NOMINEE FOR INTERESTED TRUSTEE*** TO SERVE UNTIL THE 2011 ANNUAL SHAREHOLDERS' MEETING:

-----------------------------------------------------------------
 NAME, YEAR     POSITION   LENGTH     NUMBER          OTHER
OF BIRTH AND              OF TIME       OF         DIRECTORSHIPS
  ADDRESS                 SERVED    PORTFOLIOS         HELD
                                     IN FUND
                                      COMPLEX
                                     OVERSEEN
                                     BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Rupert H.   Trustee and  Since     56        None
Johnson, Jr.  Senior Vice  2003
(1940)        President
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------


   INDEPENDENT TRUSTEES SERVING UNTIL THE 2009 ANNUAL
   SHAREHOLDERS' MEETING:
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     122       Center for
LaHaye (1929)              2003                Creative Land
One Franklin                                   Recycling
Parkway                                        (brownfield
San Mateo,                                     redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Frank A.      Trustee      Since     143       Hess Corporation
Olson (1932)               2005                (exploration and
One Franklin                                   refining of oil
Parkway San                                    and gas) and
Mateo, CA                                      Sentient Jet
94403-1906                                     (private jet
                                               service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------


   INTERESTED TRUSTEE*** SERVING UNTIL THE 2009 ANNUAL
   SHAREHOLDERS' MEETING:

-----------------------------------------------------------------
 NAME, YEAR     POSITION   LENGTH    NUMBER          OTHER
OF BIRTH AND              OF TIME     OF         DIRECTORSHIPS
  ADDRESS                  SEVED    PORTFOLIOS      HELD
                                     IN FUND
                                    COMPLEX
                                   OVERSEEN
                                    BY BOARD
                                     MEMBER*
-----------------------------------------------------------------
**Charles B.  Trustee and  Since     143       None
Johnson       Chairman of  2003
(1933)        the Board
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------


   INDEPENDENT TRUSTEES SERVING UNTIL THE 2010 ANNUAL SHAREHOLDERS' MEETING:

-----------------------------------------------------------------
 NAME, YEAR     POSITION   LENGTH    NUMBER          OTHER
OF BIRTH AND              OF TIME     OF         DIRECTORSHIPS
 ADDRESS                  SERVED   PORTFOLIOS        HELD
                                     IN FUND
                                    COMPLEX
                                    OVERSEEN
                                     BY BOARD
                                     MEMBER*
-----------------------------------------------------------------
Harris J.     Trustee      Since     143       Bar-S Foods
Ashton (1932)              2003                (meat packing
One Franklin                                   company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
Edith E.      Trustee      Since     143       Hess Corporation
Holiday                    2005                (exploration and
(1952)                                         refining of oil
One Franklin                                   and gas), H.J.
Parkway                                        Heinz Company
San Mateo,                                     (processed foods
CA 94403-1906                                  and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad) and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
John B.       Lead        Trustee     122      None
Wilson (1959) Independent since 2006
One Franklin  Trustee     and Lead
Parkway                   Independent
San Mateo,                Trustee
CA 94403-1906             since
                          January
                          2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive
Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager.

***Elected solely by the holders of the Fund's outstanding Preferred Shares. All other Trustees are elected by the holders of the Fund's outstanding Common Shares and Preferred Shares voting together as a single class.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's holdings existing on February 27, 1998 were valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members on June 30, 2008.

INDEPENDENT BOARD MEMBERS

-------------------------------------------------------------
                                                AGGREGATE
                                              DOLLAR RANGE
                                                OF EQUITY
                                              SECURITIES IN
                                                ALL FUNDS
                                               OVERSEEN BY
                          DOLLAR RANGE OF       THE BOARD
NAME OF BOARD MEMBER          EQUITY          MEMBER IN THE
                           SECURITIES IN THE    FRANKLIN
                               FUND          TEMPLETON FUND
                                                 COMPLEX
-------------------------------------------------------------
Harris J. Ashton               None          Over $100,000
-------------------------------------------------------------
Robert F. Carlson              None          Over $100,000
-------------------------------------------------------------
Sam Ginn                       None          Over $100,000
-------------------------------------------------------------
Edith E. Holiday               None          Over $100,000
-------------------------------------------------------------
Frank W.T. LaHaye              None          Over $100,000
-------------------------------------------------------------
Frank A. Olson                 None          Over $100,000
-------------------------------------------------------------
Larry D. Thompson              None          Over $100,000
-------------------------------------------------------------
John B. Wilson                 None          Over $100,000
-------------------------------------------------------------








INTERESTED BOARD MEMBERS

 ------------------------------------------------------------
                                               AGGREGATE
                                            DOLLAR RANGE OF
                                                 EQUITY
                                             SECURITIES IN
                                               ALL FUNDS
                                            OVERSEEN BY THE
                         DOLLAR RANGE OF    BOARD MEMBER IN
 NAME OF BOARD MEMBER   EQUITY SECURITIES     THE FRANKLIN
                           IN THE FUND       TEMPLETON FUND
                                                COMPLEX
 ------------------------------------------------------------
 Charles B. Johnson            None         Over $100,000
 ------------------------------------------------------------
 Rupert H. Johnson,            None         Over $100,000
 Jr.
 ------------------------------------------------------------


HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least nine times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund's Independent Trustees constitute the sole Independent Trustees of 28 funds in the Franklin Templeton Investments fund complex, for which each Independent Trustee currently is paid a $232,000 annual retainer, together with a $7,000 per meeting fee for attendance at board meetings, a portion of which is allocated to the Fund. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Fund's lead independent trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Fund. John B. Wilson, who serves as chairman of the Audit Committee of the Fund and such other funds, receives an additional fee of $40,000 per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings. The foregoing fee arrangements went into effect June 1, 2007, and the table below reflects fees paid prior to such date under arrangements then in effect.

During the fiscal year ended March 31, 2008, there were nine meetings of the Board, six meetings of the Audit Committee, and three meetings of the Nominating Committee. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

The Fund does not currently have a formal policy regarding Trustees' attendance at the annual shareholders' meeting. None of the Trustees attended the Fund's last annual meeting held on September 26, 2007.

Certain Interested Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve or have served as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.


                                                      NUMBER OF
                                                       BOARDS
                                                       WITHIN
                                                      FRANKLIN
                                         TOTAL       TEMPLETON
                                      COMPENSATION   INVESTMENTS
NAME OF TRUSTEE                      FROM FRANKLIN  FUND COMPLEX
                                       TEMPLETON         ON
                       AGGREGATE        INVESTMENTS       WHICH
                      COMPENSATION        FUND         TRUSTEE
                    FROM THE FUND(1)   COMPLEX(2)     SERVES(3)
------------------------------------------------------------------
Harris J. Ashton          $3,620         $426,918        42
Robert F. Carlson          5,635        264,576          28
Sam Ginn                   3,620        217,873          28
Edith E. Holiday           3,620        469,566          42
Frank W.T. LaHaye          5,629        291,028          28
Frank A. Olson             3,682        462,349          42
Larry D. Thompson          3,620        386,461          42
John B. Wilson             5,697        294,848          28

(1) Compensation received for the fiscal year ended March 31, 2008.
(2) Compensation received for the calendar year ended December 31, 2007.
(3) We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 46 U.S. registered investment companies, with approximately 157 U.S. based funds or series.



WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her recent professional experience, and his or her position and length of service with the Fund:

-----------------------------------------------------------------
NAME, YEAR OF BIRTH AND    POSITION      LENGTH OF TIME SERVED
        ADDRESS
-----------------------------------------------------------------

**Charles B. Johnson     Trustee and   Since 2003
(1933)                   Chairman of
One Franklin Parkway     the Board
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Please refer to the table "Interested Trustee serving until the
2009 Annual Shareholders' Meeting" for additional information about Mr. Charles B. Johnson.
-----------------------------------------------------------------
**Rupert H. Johnson,     Trustee and   Since 2003
Jr. (1940)               Senior Vice
One Franklin Parkway     President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Please refer to the table "Nominee for Interested Trustee to serve until the 2011 Annual Shareholders' Meeting" for
additional information about Mr. Rupert H. Johnson, Jr.
-----------------------------------------------------------------
James M. Davis           Chief         Since 2004
(1952)                   Compliance
One Franklin Parkway     Officer
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura F. Fergerson       Treasurer,    Treasurer since 2004,
(1962)                   Chief         Chief Financial Officer
One Franklin Parkway     Financial     and Chief Accounting
San Mateo,               Officer and   Officer since February
CA 94403-1906            Chief         2008
                         Accounting
                         Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D. Gambill (1947)  Vice          Since February 2008
500 East Broward Blvd.   President
Suite 2100 Fort
Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P. Goss (1947)     Vice          Since 2003
One Franklin Parkway     President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; officer and director of one of the subsidiaries of
Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Gregory E. Johnson       Vice          Since 2003
(1961)                   President
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin
Resources, Inc.; President, Templeton Worldwide, Inc.;
Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the
investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Christopher J. Molumphy  President     Since 2003
(1962)                   and Chief
One Franklin Parkway     Executive
San Mateo, CA 94403-1906 Officer -
                         Investment
                         Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director and Executive Vice President, Franklin Advisers, Inc.;
and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of six of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
Karen L. Skidmore (1952) Vice          Since 2006
One Franklin Parkway     President
San Mateo, CA 94403-1906 and Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Craig S. Tyle (1960)     Vice          Since 2005
One Franklin Parkway     President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin
Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel,
Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------
Galen G. Vetter (1951)   Senior Vice   Since February 2008
500 East Broward Blvd.   President
Suite 2100 Fort          and Chief
Lauderdale, FL           Executive
33394-3091               Officer
                         -Finance and
                         Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-----------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUND

THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Fund, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect wholly-owned subsidiary of Resources.

THE TRANSFER AGENT AND CUSTODIAN. The transfer agent, registrar and dividend disbursement agent for the Common Shares, and shareholder servicing agent for the Preferred Shares, is PFPC, Inc., 4400 Computer Drive, Westborough, MA 01850.

The Bank of New York Mellon Global Corporate Trust, 101 Barclay Street, 7W, New York, NY 10286 acts as custodian of the Fund's securities and other assets and serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report for the fiscal year ended March 31, 2008, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

PRINCIPAL SHAREHOLDERS. As of July 22, 2008, the Fund had 26,773,772 Common Shares, 1,200 Preferred Shares Series M, 1,740 Preferred Shares Series W and 1,200 Preferred Shares Series F outstanding, and total net assets of $341,408,060. The Fund's Common Shares are listed on the American Stock Exchange ("AMEX") (symbol: FTF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of July 22, 2008, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding Common Shares or Preferred Shares, except as shown in the following tables:


PREFERRED SHARES:


-------------------------------------------------------------
NAME AND ADDRESS OF      AMOUNT AND        PERCENT OF
BENEFICIAL OWNER         NATURE OF         OUTSTANDING
                         BENEFICIAL        PREFERRED SHARES
                         OWNERSHIP(1)
-------------------------------------------------------------
Citigroup Global               1,669            40.31%
Markets, Inc.
390 Greenwich Street
5th Floor
New York, NY  10013
-------------------------------------------------------------
Wachovia Securities,           1,016            24.54%
Inc.
1 North Jefferson
St. Louis, MO 63103
-------------------------------------------------------------
UBS Securities LLC              639             15.43%
1285 Avenue of the
Americas
New York, NY  10019
-------------------------------------------------------------
Oppenheimer & Co. Inc.          643             15.53%
125 Broad Street
New York, NY  10004
-------------------------------------------------------------
Merrill Lynch, Pierce,          173              4.18%
Fenner & Smith Inc.
250 Vesey Street
7th Floor
New York, NY  10281-1205
-------------------------------------------------------------

(1) Combined holdings of Series M, Series W and Series F Preferred Shares. The nature of beneficial ownership is shared voting and dispositive power.

COMMON SHARES:

-------------------------------------------------------------
NAME AND ADDRESS OF      AMOUNT AND        PERCENT OF
BENEFICIAL OWNER         NATURE OF         OUTSTANDING
                         BENEFICIAL        PREFERRED SHARES
                         OWNERSHIP
-------------------------------------------------------------

First Trust Portfolios     2,909.949(1)       10.9%((2))
L.P.
First Trust Advisors
L.P.
The Charger Corporation
1001 Warrenville Road
Lisle, IL  60532
-------------------------------------------------------------

Morgan Stanley            1,840,886((3))        6.9%(4)
1585 Broadway
New York, NY  10036
Van Kampen Funds Inc.
522 Fifth Avenue
New York, NY  10036
-------------------------------------------------------------


1) The nature of beneficial ownership is shared voting and dispositive power, as reported on Schedule 13G, filed with the U.S. Securities and Exchange Commission ("SEC") as of December 31, 2007.
2) As reported on Schedule 13G, filed with the SEC as of December 31, 2007.
3) The nature of beneficial ownership is sole voting and dispositive power by each of Morgan Stanley (parent holding company) and Van Kampen Funds Inc. (broker dealer and wholly-owned subsidiary), as reported on Schedule 13G, jointly filed with the SEC as of December 31, 2007.
4) As reported on Schedule 13G, filed with the SEC as of December 31, 2007.

In addition, to the knowledge of the Fund's management, as of July 22, 2008, no Trustee of the Fund owned 1% or more of the outstanding Common Shares or Preferred Shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding Common Shares or Preferred Shares of the Fund.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Fund's Trustees, officers and shareholders owning more than 10% of outstanding Common Shares and Preferred Shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's Common Shares and Preferred Shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended March 31, 2008. Based solely on its review of copies of such reports or written representations from such Trustees, officers, and 10% shareholders, the Fund believes that all Section 16(a) filing requirements applicable to its Trustees, officers, and 10% shareholders were complied with during the fiscal year ended March 31, 2008, except that a Form 3 filing made by Mr. Sam Ginn was inadvertently filed several days late.

CONTACTING THE BOARD OF TRUSTEES. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for its review and consideration.

AUDIT COMMITTEE

The Board has a standing Audit Committee currently consisting of Messrs. Carlson, LaHaye, Olson and Wilson (Chairman), all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the AMEX's listing standards. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal auditing.

SELECTION OF AUDITORS. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $41,205 for the fiscal year ended March 31, 2008 and $31,437 for the fiscal year ended March 31, 2007.

AUDIT-RELATED FEES. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees" above were $11,903 for the fiscal year ended March 31, 2008 and $10,920 for the fiscal year ended March 31, 2007. The services for which fees were paid included attestation services.

There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of their financial statements.

TAX FEES. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning ("tax services") for the fiscal years ended March 31, 2008 and March 31, 2007.

The aggregate fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2008 and $46,000 for the fiscal year ended March 31, 2007. The services for which these fees were paid included tax compliance and advice.

ALL OTHER FEES. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs were $0 for the fiscal year ended March 31, 2008 and $213 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the Fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund other than services reported in previous paragraphs were $0 for the fiscal year ended March 31, 2008 and $175,648 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the Fund Board in connection with the investment management contract renewal process.

The Fund's Audit Committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided by the auditors to the Fund, to the Investment Manager or to any entity that controls, is controlled by or is under common control with the Investment Manager and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

      (iv) establishment by the Audit Committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

None of the services provided to the Fund described in the preceding paragraphs (other than under "Audit Fees" above) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees paid to PwC for services rendered by PwC to the Fund and the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $11,903 for the fiscal year ended March 31, 2008 and $232,781 for the fiscal year ended March 31, 2007.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC's independence.

AUDIT COMMITTEE REPORT. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as "Exhibit B" to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC the independence of PwC, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.



Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2008 for filing with the U.S. Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                                 Robert F. Carlson
                                 Frank W.T. LaHaye
                                 Frank A. Olson
                                 John B. Wilson (Chairman)


FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of soliciting these proxies, including the fees of any proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy, electronic or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers are permitted to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention or withhold authority on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, because the Proposal is the only matter currently expected to be presented at the Meeting, the Fund does not anticipate that there will be any broker non-votes or abstentions.

REQUIRED VOTE. Provided that a quorum is present, Trustees must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees standing for election if they choose to do so.

Abstentions and broker non-votes will be treated as votes present at the meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will not be counted for purposes of obtaining approval of the Proposal. As discussed above, the Fund does not anticipate there will be any broker non-votes or abstentions.

ADJOURNMENT. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting, or by the Chairman of the Board, the president of the Fund in the absence of the Chairman or certain other authorized officers. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received.

SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held on or about September 24, 2009. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary no later than April 20, 2009, in order to be considered for inclusion in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by April 20, 2009, as described above, may nonetheless present a proposal at the Fund's 2009 Annual Meeting of Shareholders if such shareholder notifies the Fund of such proposal in writing at the Fund's offices not earlier than April 27, 2009 and not later than May 27, 2009. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2009 Annual Meeting of Shareholders, the persons designated as proxy holders for proxies solicited by the Board for the 2009 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund's offices by July 6, 2009. A shareholder proposal may be presented at the 2009 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

In addition to the requirements set forth above, a shareholder must comply with the following:

     1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Fund.

     2. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of the Fund which are beneficially owned by each such nominee; (iv) whether such shareholder believes each such nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act); (v) the written and signed consent of each such person to be nominated, to be named as a nominee and to serve as a trustee if elected; and (vi) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

     3. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each such matter been proposed by the Board of Trustees of the Fund.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                           By order of the Board of Trustees,


                           Karen L. Skidmore
                          VICE PRESIDENT AND SECRETARY


   Dated: August 18, 2008
   San Mateo, California


                                    EXHIBIT A


                          NOMINATING COMMITTEE CHARTER

I.    THE COMMITTEE.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.        BOARD NOMINATIONS AND FUNCTIONS.

1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.       COMMITTEE NOMINATIONS AND FUNCTIONS.

   The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.        OTHER POWERS AND RESPONSIBILITIES.

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                  ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

   The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.






                                    EXHIBIT B

                             AUDIT COMMITTEE CHARTER

I.  THE COMMITTEE.

    The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time, but in no event less than three, and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in
Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate, meaning that each member is able to read and understand fundamental financial statements, including the Fund's balance sheet and income statement. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II. PURPOSES OF THE COMMITTEE.

    The function of the Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and in accordance with generally accepted accounting principles; it is the responsibility of the auditors to conduct audits and the responsibility of management to prepare the Fund's financial statements in accordance with generally accepted accounting principles.

    In giving its recommendations to the Board with respect to the Fund's financial statements, the Committee will rely on:

1) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles,

2) the report of the Fund's auditors with respect to such financial statements.

    Consistent with such allocation of functions, the purposes of the Committee are:

      (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

      (b) To oversee the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof;

      (c) To act as a liaison between the Fund's auditors and the Board; and

      (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

    In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys (the "Standards"). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.  POWERS AND DUTIES.

    The Committee shall have the following powers and duties to carry out its purposes:

      (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the Independence Standards Board and American Institute of Certified Public Accountants.

      (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

         (i)     pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii) pre-approval of all non-audit related services to be provided by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

        (iv) establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

      (c) To meet with the auditors, including private meetings, as necessary to
(i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors' comments with respect to the Fund's financial, accounting and reporting policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.

      (d) To receive and consider reports from the auditors:

        (i)     as required by generally accepted accounting standards; and

        (ii) annually and by update as required by SEC Regulation S-X, regarding: (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

      (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

      (f) In considering the independence of the auditors, to request from, and discuss with, the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors' judgment, could be thought to bear upon the auditors' independence; to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors' independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

      (g) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

      (h) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit of, and the report of the auditors on the Fund's annual financial statements, including footnotes and any significant audit findings.

      (i) To consider any reports of difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management's response thereto.

      (j) To review certifications of the Fund's Chief Executive Officer - Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls over financial reporting , and for any other purposes the Committee deems appropriate, as required by ss. 302 of the Sarbanes-Oxley Act.

      (k) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates"). In connection therewith, the Committee shall:

       (i) determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

      (ii) if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

      (iii) at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

        (iv) acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

        (v)     otherwise respond to evidence of a material violation.

IV. OTHER FUNCTIONS AND PROCEDURES OF THE COMMITTEE.

      (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and (ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

      (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

      (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

      (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

      (f) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

                ADDITIONAL STATEMENTS FOR CLOSED-END FUNDS ONLY

 (The provisions set forth in Appendix A hereto are intended to cover specific requirements and wording mandated by applicable Stock Exchange listing requirements.)




                               APPENDIX A


    In addition to the purposes set forth above, the purposes of the Committee include:

      (a) preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and

      (b) the assistance of oversight, as either part of the full Board or as a Committee, of the Fund's compliance with legal and regulatory requirements.

    In addition to the powers and duties set forth above, the Committee shall have the following powers and duties to carry out its purposes:

(a) To obtain and review a report by the auditors, at least annually, describing:

        (i) All relationships between the auditors and the Fund, the Fund's adviser, and any control affiliate of the adviser that provides ongoing services to the Fund;

        (ii) Any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

        (iii)    The auditors' internal quality-control procedures;

      (b) To discuss generally, to the extent the Fund issues any earnings press releases or any financial information and earnings guidance provided to analysts and rating agencies, any such releases or information and guidance;

      (c) To discuss in a general manner, as either part of the full Board or as a Committee, the Fund's processes with respect to risk assessment and risk management;

      (d) To review and approve, as either part of the full Board or as a Committee, clear policies relating to the hiring by entities within Franklin Templeton Investments of employees or former employees of the auditors;

     (e) To evaluate, as either part of the full Board or as a Committee, its performance at least annually; and

     (f) Upon appointment of a member (i) to the Committee or (ii) to the audit committee of another public company, who simultaneously serves on the audit committees of three or more public companies, to request the Board to determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

    The Committee shall comply with such other rules of the New York Stock Exchange, the American Stock Exchange and the U.S. Securities and Exchange Commission applicable to closed-end funds, as such may be adopted and amended from time to time.


----------------------------------------------------------------------------

PROXY - FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
------------------------------------------------------------------------------


ANNUAL SHAREHOLDERS' MEETING - SEPTEMBER 25, 2008

The undersigned hereby revokes all previous proxies for his or her shares of Franklin Templeton Limited Duration Income Trust (the "Fund") and appoints Craig
S. Tyle, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Shareholders' Meeting (the "Meeting") to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403-1906 at 2:00 p.m., Pacific time, on September 25, 2008, including any postponements or adjournments thereof, upon the matter set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THE BOARD OF TRUSTEES OF THE FUND SOLICITS THIS PROXY. IT WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF NOMINEES FOR TRUSTEE FOR THE TERMS SPECIFIED IN THE PROXY STATEMENT. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

SEE REVERSE SIDE  CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE

FRANKLIN TEMPLETON LIMITED
DURATION INCOME TRUST



                                [ ] Mark this box with an X if you have made changes to your name or address details above.
------------------------------------------------------------------------------

ANNUAL MEETING PROXY CARD

------------------------------------------------------------------------------



A.   ELECTION OF TRUSTEES
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
1.  Proposal: Election of Three Nominees for Trustee by Holders of Common
Shares.

                                      FOR        WITHHOLD


      01 - Robert F. Carlson         [ ]         [ ]

      02 - Sam Ginn                  [ ]         [ ]

      03 - Larry D. Thompson         [ ]         [ ]




Mark here if you plan to  [ ]
attend the Meeting.



B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, any one holder must sign.


Signature 1 - Please keep signature     Signature 2 - Please keep signature      Date (mm/dd/yyyy) - Please print date below.
 within the box.                                       within the box.

-----------------------------------     -----------------------------------       --------------------------------------





PROXY - FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
------------------------------------------------------------------------------


ANNUAL SHAREHOLDERS' MEETING - SEPTEMBER 25, 2008


The undersigned hereby revokes all previous proxies for his or her shares of Franklin Templeton Limited Duration Income Trust (the "Fund") and appoints Craig
S. Tyle, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Shareholders' Meeting (the "Meeting") to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403-1906 at 2:00 p.m., Pacific time, on September 25, 2008, including any postponements or adjournments thereof, upon the matter set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THE BOARD OF TRUSTEES OF THE FUND SOLICITS THIS PROXY. IT WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF NOMINEES FOR TRUSTEE FOR THE TERMS SPECIFIED IN THE PROXY STATEMENT. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



SEE REVERSE SIDE  CONTINUED AND TO BE SIGNED ON REVERSE SIDE  SEE REVERSE SIDE


FRANKLIN TEMPLETON LIMITED
DURATION INCOME TRUST














                             [ ] Mark this box with an X if you have made changes to your name or address details above.
------------------------------------------------------------------------------



ANNUAL MEETING PROXY CARD                               PREFERRED
------------------------------------------------------------------------------

A.   ELECTION OF TRUSTEES
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
1.  Proposal: Election of Trustees by Holders of Preferred Shares.

                                      FOR       WITHHOLD


      01 - Robert F. Carlson         [ ]         [ ]

      02 - Sam Ginn                  [ ]         [ ]

      03 - Larry D. Thompson         [ ]         [ ]

      04 - Rupert H. Johnson, Jr.*   [ ]         [ ]

*THE HOLDERS OF COMMON SHARES MAY NOT VOTE FOR THIS NOMINEE.



Mark here if you plan to  [ ]
attend the Meeting.



B. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, any one holder must sign.


Signature 1 - Please keep signature     Signature 2 - Please keep signature   Date (mm/dd/yyyy) - Please print date below.
                within the box.                         within the box.

-----------------------------------     -----------------------------------   --------------------------------------------